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                                                                   EXHIBIT 10.19

                                     LEASE
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     1.  PARTIES.  CAMBRIDGE 1400 LIMITED PARTNERSHIP, a Massachusetts limited
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partnership, ("LESSOR"), which expression shall include its successors and assigns where the context so permits, do hereby lease to GIGA INFORMATION GROUP, INC., a Massachusetts corporation, ("LESSEE"), which expression shall include its successors and assigns, and the LESSEE hereby leases and shall peaceably hold and enjoy the following described premises.

     2.  LEASED PREMISES.  On the Commencement Date, or such earlier date as
         ---------------
LESSEE shall take occupancy thereof, the "Leased Premises" shall consist of that portion of the first floor in Building No. 1400 (the "Building"), located at One Kendall Square, Cambridge, Massachusetts, located in the mixed use retail and office complex known as "One Kendall Square" (the "Complex") which first floor space contains Seven Thousand Eight Hundred and Sixty-Eight (7,868) square feet of space, more or less, and outlined on the sketch contained in Exhibit A1 (herein called the "Leased Premises").

     The Leased Premises shall have as appurtenant thereto: (a) the right to use in common with others entitled thereto, the entrances, lobbies, hallways, stairways, walkways, sidewalks, driveways, loading docks, elevators and other common facilities in the Building containing any portion of the Leased Premises and on the land constituting the Lot more particularly described in Exhibit B hereto (herein called the "Lot") necessary for access to and enjoyment of the Leased Premises, or portion, and (b) the pipes, conduits, wires, and appurtenant equipment serving the

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Leased Premises, or portion thereof, in common with other portions of the
Building containing any part of the Leased Premises, subject, however, to the following rights which are expressly excepted and reserved by LESSOR: (i) the right, from time to time, to install, maintain, use, repair, relocate, place and replace utility lines, pipes, ducts, conduits, wires, gas, electric, or any other meters and fixtures located on or passing through any portion of the Leased Premises to serve other portions of the LESSOR's property of which the Leased Premises, or a portion thereof, are a part, provided, however, LESSOR shall not unreasonably interfere with LESSEE's occupancy and use of the Leased Premises; (ii) the right to enter into, upon and across any portion of the Leased Premises to exercise any reserved right of LESSOR hereunder or to complete LESSOR's construction of the Leased Premises, or part thereof, and the Building, provided, however, LESSOR shall not unreasonably interfere with LESSEE's occupancy and use of the Leased Premises; and (iii) the right from time to time to make alterations or additions to the Building and to construct other buildings or improvements on the Lot and to make additions to such buildings or improvements, and to permit others to do so from time to time all as LESSOR may determine in its sole discretion, and without LESSEE's consent in any instance; any such alterations or additions or construction of other buildings or improvements on the Lot, being performed to the greatest possible extent in a manner so as not unreasonably to interfere with the LESSEE's use and occupancy of the Leased Premises.

     Subject to LESSOR's reserved rights specified above, there shall be appurtenant

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to the Leased Premises the right to park forty (40) passenger motor vehicles in the One Kendall Square parking garage. LESSOR reserves the right to designate the locations of the spaces to be utilized for such parking rights by written notice to LESSEE, and to change the location of any or all of such spaces by notice to LESSEE at any time and from time to time as LESSOR shall reasonably determine. The parking spaces provided hereunder need not be contiguous.

     3.1  TERM.  The term (the "Term") of this Lease shall be for a period of
          ----
five (5) years following the "Commencement Date." The "Commencement Date" shall be the later to occur of (a) November 1, 1995 or (b) the completion of LESSOR's work on the initial Five Thousand Five Hundred (5,500) square feet of space as outlined in Exhibit C. Notwithstanding the above, base rent, and common area/real estate tax reimbursements on Two Thousand Three Hundred and Sixty-Eight (2,368) rentable square feet of the Leased Premises shall not commence until all of the LESSOR's work under Paragraph 3.2 is complete or until LESSEE has occupied that portion of the Leased Premises.

     As soon as may be convenient after the Commencement Date has been determined, the LESSOR and the LESSEE agree to join with each other in the execution, in recordable form, of a written declaration in which the Commencement Date shall be stated.

     3.1.1  PHASED OCCUPANCY.  In the event a portion of the Leased Premises are
            ----------------
substantially completed and ready for occupancy, and LESSOR shall have given notice to LESSEE thereof, then LESSEE shall have the right to commence use and

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occupancy of such portion of the Leased Premises subject to the terms and conditions of this Lease. During the period of such partial use and occupancy, Base Rent and additional rent payable under Paragraphs 4 and 5 hereof shall be payable on a pro rata basis in the same proportion as the square footage of the space being used and occupied bears to the total square footage of the Leased Premises, and LESSEE shall perform, comply with and abide by all of its obligations, undertakings and covenants as if, and to the same extent, as though the Term had commenced.

     3.2  COMPLETION OF IMPROVEMENTS.  The Two Thousand Three Hundred and Sixty-
          --------------------------
Eight (2,368) rentable square feet of the Leased Premises that will be rebuilt shall be considered "ready for occupancy" on the date upon which the improvements described in Exhibit C - Column 2 hereto to be constructed by LESSOR with respect to the Leased Premises are substantially completed, and LESSEE is given a copy of a certificate of occupancy issued by the City of Cambridge Building Department covering the Leased Premises. The Leased Premises shall be deemed substantially completed notwithstanding that completion of work and adjustment of equipment and fixtures or minor items of uncompleted work (so-called "punch list" work items) remain to be done, if such work can be completed after occupancy has been taken without causing unreasonable interference with LESSEE's use of the Leased Premises. Except for latent defects and except to the extent to which the LESSEE shall have given the LESSOR written notice, not later than thirty (30) days after LESSEE occupies the Two Thousand Three Hundred and Sixty-Eight (2,368) square feet of space, of matters or items as to which the LESSOR has not

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properly performed its obligations with respect to the construction and installation of the improvements called for under the Lease, the LESSEE shall have no claim that the LESSOR has failed to perform such obligations, and LESSEE's taking possession shall be conclusive evidence as against LESSEE that said space and improvements were in good order and satisfactory condition when LESSEE took possession. The LESSOR shall complete all items of work not properly performed as to which the LESSEE shall have given the LESSOR such timely written notice as soon as conditions practicably permit thereafter in such a manner as not to unreasonably disturb the LESSEE or its business operations carried out in the Leased Premises.

     4.  RENT.  LESSEE covenants and agrees to pay to LESSOR annual base rent
         ----
("Base Rent") in the amounts set forth or provided for below, by equal payments of one-twelfth (1/12) of such annual rate on the first day of each calendar month in advance, the first monthly payment to be made on the Commencement Date, and by payment in advance of a pro-rata portion of a monthly payment for any portion of a month at the beginning or end of the Term based on the actual number of days in any such month; all payments to be made to LESSOR or such agent, and at such place, as LESSOR shall from time to time in writing designate, the following being now so designated:

     CAMBRIDGE 1400 LIMITED PARTNERSHIP
     c/o  THE ATHENAEUM GROUP
     215 First Street
     Cambridge, MA  02142-1268

     The annual Base Rent for each of the first and second years of the Term shall be One Hundred and Ten Thousand and One Hundred Fifty-Two Dollars

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($110,152.00).   The annual Base Rent for third year of the Term shall be One
Hundred and Sixteen Thousand and Fifty-Three Dollars ($116,053.00). The annual Base Rent for each of the fourth and fifth years of the Term shall be One Hundred and Twenty-One Thousand Nine Hundred and Fifty-Four Dollars ($121,954.00). In addition, on a monthly basis the LESSEE shall pay to the LESSOR the fair rental value of LESSEE's parking spaces (currently $115.00 per month per space) in the parking garage as reasonably determined by LESSOR ("Garage Parking").

     5.  RENT ADJUSTMENTS.
         ----------------

     5.1  RENT ADJUSTMENT - COMMON AREA OPERATING EXPENSES FOR THE LOT.
          ------------------------------------------------------------
Commencing as of the Commencement Date but as limited by the provisions of Paragraph 3.1 and with respect to any calendar year or any fraction of a calendar year thereafter falling within the Term, the LESSEE shall pay to the LESSOR as additional rent, the "LESSEE's Proportionate CAO Lot Share" (defined below) of all costs and expenses incurred by the LESSOR in connection with the maintenance, repair, upkeep, and cleaning of those common areas and facilities of the Lot delineated or described in Exhibit B hereto, which LESSEE has the right to use in common with others such as but not limited to common walkways, accessways and parking facilities and the costs of heating and electricity, snow-plowing and snow and ice removal, trash removal services, janitorial and security services, landscaping and lawn care services, walkway, driveway, parking, and common entryway upkeep and paving costs, and all other costs reasonably incurred by or for LESSOR in connection with the insurance, maintenance and operation of the common areas and

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facilities of the Lot to keep the same in safe, secure and first-class order and condition (hereinafter called "CAO Lot").

     LESSEE's Proportionate CAO Lot Share means that percentage which is equal to the ratio of the square footage of space constituting the Leased Premises to the aggregate square footage of space within the Complex which is completed and as to which a Certificate of Occupancy has issued. As additional buildings are completed within the Complex, LESSEE'S Proportionate CAO Lot Share shall be adjusted to that percentage which is equal to the ratio of the square footage constituting the Leased Premises to the aggregate square footage of space within the complex which is completed and as to which a certificate of occupancy has issued. As of the date hereof, the parties have agreed that LESSEE's Proportionate CAO Lot Share (on the 7,868 rentable square feet) shall initially be l.29%.

     Notwithstanding anything contained in this Lease to the contrary, LESSEE shall not be responsible for any costs, fees or expenses associated with construction of additional buildings in the Complex, including, but not limited to, demolition and grading costs, management fees, contractor fees, architectural fees, material and building costs, permit fees and costs incurred due to damage to the existing Complex and Common Areas caused by such new construction.

     5.2  RENT ADJUSTMENT - COMMON AREA OPERATING EXPENSES FOR THE BUILDING.
          -----------------------------------------------------------------
Commencing as of the Commencement Date but as limited by the provisions of Paragraph 3.1 and with respect to any calendar year falling within the term, or fraction of a calendar year at the beginning or end of the term, the

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LESSEE shall pay to the LESSOR, as additional rent, the "LESSEE's Proportionate
Building Share" (defined below) of operating expenses attributable to the Building ("CAO Building"). CAO Building shall include, but is not limited to the following: all costs and expenses incurred by the LESSOR in connection with the insurance, operation, repair, maintenance and cleaning of or for the Building and heating, plumbing, elevators, electrical, air-conditioning and other systems thereof, trash removal, janitorial services, security systems and general expenses incurred by the LESSOR in connection with the insurance, operation and maintenance of the Building, to keep the same in safe, secure and first-class order and condition.

     LESSEE's Proportionate Building Share shall be that percentage, which is equal to the ratio of the square footage of space constituting the Leased Premises to the aggregate square footage of space in the Building.

     The LESSEE's Proportionate Building Share with respect to the Leased Premises is 6.26%.

     The following shall not constitute Common Area Operating Expenses for the Lot or Common Area Operating Expenses for the Building (collectively, "Common Area Operating Expenses") for the purposes of this Lease, and nothing contained herein shall be deemed to require LESSEE to pay any of the following as Common Area Operating Expenses: (i) damage and repairs attributable to condemnation, fire or other casualty; (ii) damage and repairs covered under any warranty or insurance policy carried by LESSOR in connection with the Building, Complex or Common Areas; (iii) damage and repairs necessitated by the negligence or willful misconduct

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of LESSOR or LESSOR's employees, contractors or agents; (iv) executive salaries of LESSOR; (v) LESSOR's general overhead expenses not related to the Building;
(vi) payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing; (vii) depreciation; (viii) any cost or expense related to the testing for, removal, transportation or storage of hazardous materials from the Leased Premises, Building, Complex or Common Areas; and (ix) interest, penalties or other costs arising out of LESSOR's failure to make timely payments of its obligations.

     LESSOR shall not collect in excess of one hundred percent (100%) of Common Area Operating Expenses for the Lot or Common Area Operating Expenses for the Building or any item of cost more than once. Any Common Area Operating Expenses charged LESSOR by any of its affiliates for goods and service provided to the Building, Leased Premises, Complex or Common Areas shall not exceed the prevailing cost thereof that would be charged to LESSOR by non-affiliated parties. All Common Area Operating Expenses shall be directly attributable to the operations, maintenance, management and repair of the Leased Premises, Building, Complex or Common Areas.

     5.3  MONTHLY PAYMENTS.  Beginning with the calendar year in which the
          ----------------
Commencement Date occurs, and in subsequent years during the Term of this Lease, the LESSEE shall pay to the LESSOR pro rata monthly installments of amounts due under Paragraphs 5.1 and 5.2 on account of projected CAO Lot and CAO Building for such year, calculated by the LESSOR on the basis of the best and most

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recent budget or data available. Appropriate adjustments of estimated amounts shall be made between LESSOR and LESSEE promptly after the close of each calendar year to account for actual CAO Lot and CAO Building for such year, except that LESSOR may, at its option, credit any amounts due from it to LESSEE as provided above against any sums then due from LESSEE to LESSOR under this Lease. The balance of any amounts due shall be paid within thirty (30) days after written notice thereof.

     5.4  RENT ADJUSTMENT - TAXES.
          -----------------------

     5.4.1    LESSOR TO PAY TAXES.  The LESSOR shall be responsible for the
              -------------------
payment, before the same becomes delinquent, of all general and special taxes of every kind and nature, including assessments for local improvements, and other governmental charges which may be lawfully charged, assessed or imposed (herein collectively called the "Taxes") upon the Building and the Lot.

     If at any time during the Term the present system of ad valorem taxation of real property shall be changed to that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on LESSOR a capital levy or other tax on the gross rents received with respect to the Lot or the Building or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges to the extent so measured or based, shall be deemed to be included within the term "Taxes" but only to the extent that the same would be payable if the Lot and the Building were the only property of LESSOR.

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     5.4.2    LESSEE'S SHARE OF TAXES.  As limited by the provisions of
              -----------------------
Paragraph 3.1, the LESSEE shall pay to the LESSOR, as additional rent, the LESSEE's Proportionate Building Share of that portion of the Taxes solely attributable to the Building and LESSEE's Proportionate CAO Lot Share of that portion of the Taxes solely attributable to the land which constitutes the Lot.

     Notwithstanding anything to the contrary in this Lease, the following shall not constitute Taxes for the purpose of this Lease, and nothing contained herein shall be deemed to require LESSEE to pay any of the following: (i) any franchise, succession or transfer taxes, or (ii) interest on taxes or penalties resulting from LESSOR's failure to pay taxes. LESSOR shall cause any Taxes which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments to be paid in installments over the maximum period provided by law.

     5.4.3    RENT ADJUSTMENT - PAYMENT.  Beginning with the calendar year in
              -------------------------
which the Commencement Date occurs and in subsequent years during the Term of this Lease, LESSEE shall pay to the LESSOR monthly installments of one-twelfth (1/12) of the amounts due to LESSOR under Paragraphs 5.4.1 and 5.4.2 on account of projected Taxes for such year, calculated by the LESSOR on the basis of the best and most recent data available as set forth in a statement from LESSOR (and, when available, based upon the real estate tax bill covering any such period). Appropriate adjustments of estimated amounts shall be made between LESSOR and LESSEE promptly after LESSOR shall have received the tax bill covering any such period.

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     5.4.4    TAX ADJUSTMENT.  If the LESSOR or any other tenant (excluding
              --------------
LESSEE) in the Building shall construct an addition to the Building, or construct improvements within the Building of unusual value so as to result in an increase in Taxes over the Taxes which would have been assessed to that Building but for such construction, there shall not be included in Taxes for purposes of this Lease the amount of such increase in Taxes unless such additions or improvements directly benefit the LESSEE. If the LESSEE, or the LESSOR at the direction of the LESSEE, shall construct improvements within the Leased Premises, or any part thereof, of unusual value so as to result in an increase in Taxes over the Taxes which would have been assessed to the Building, or part, but for such unusually valuable improvements, the LESSEE shall be responsible for the payment of the full amount of such increase.

     6.  UTILITIES AND OTHER SERVICES.
         ----------------------------
     (a) The LESSOR shall provide and the LESSEE shall pay charges for all heat, air-conditioning, electricity, and water and sewer use charges and all other utilities separately metered or sub-metered to the Leased Premises, and LESSEE shall be responsible for all utility company deposits applicable to the supply of such services to the Leased Premises. LESSEE shall also be responsible for the payment of its proportionate share of such utilities not separately metered or sub-metered to the Leased Premises but which serve the Leased Premises, all as reasonably determined by LESSOR. Upon request by the LESSOR, the LESSEE shall provide the LESSOR with evidence of payment of such charges. LESSEE shall defend, indemnify and hold

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LESSOR harmless from and against any claim or liability arising out of LESSEE's failure to pay for such charges for which LESSEE is responsible.

     (b) LESSOR agrees to furnish reasonable heat to the stairways, elevators and other common areas in the Building, or portions thereof, as necessary for comfortable occupancy twenty-four (24) hours, seven (7) days per week of the heating season of each year and to provide lighting to passageways and stairways and all parking areas and walkways providing access from the Building to the parking area in the evening twenty-four (24) hours, seven (7) days per week and to furnish ordinary repairs and cleaning of the common areas and facilities of the Complex and removal of snow and ice reasonably promptly after snowfall and ice accumulation have ended to all walkways, accessways and approaches to the Building and the parking facility as is customary in or about similar buildings in Cambridge. LESSOR shall not be liable to LESSEE for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of LESSOR or its agents entering the Leased Premises, or for LESSEE's repairing the Leased Premises if such repair is not performed by LESSOR, or for making repairs or renovations to any portion of the Building, however the necessity may occur. In case LESSOR is prevented or delayed from making any such repairs or alterations, or supplying the utilities or services provided for herein, or performing any other covenant or duty to be performed on LESSOR's part, by reason of any cause beyond LESSOR's control, LESSOR shall not be liable to LESSEE therefor, nor shall LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor

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shall the same give rise to a claim in LESSEE's favor that such failure constitutes actual or constructive, total or partial, eviction from the Leased Premises, or any portion thereof. LESSOR reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, until necessary repairs have been completed.

     (c) LESSOR has installed at its own expense separate meters for all utilities including heat, electricity, water and sewer, and air conditioning. The LESSEE shall pay its utility chargzes directly to the suppliers of such utility services, as billed by the LESSOR within ten (10) days of receipt of said bill and at least before the same become delinquent. The LESSEE and LESSOR shall have the right to audit said charges and payments upon reasonable notice.

     7.  USE OF LEASED PREMISES.  The LESSEE may use the Leased Premises only
         ----------------------
for the purpose of general office.

     8.  COMPLIANCE WITH LAWS.  The LESSEE acknowledges that no trade or
         --------------------
occupation shall be conducted in the Leased Premises or use made thereof which shall be unlawful, improper, noisy or offensive, or be contrary to any law or any municipal by-law or ordinance in force in the City of Cambridge. LESSEE shall keep the Leased Premises equipped with all safety appliances and shall procure and keep in force all licenses and permits required by law or ordinance of any public authority because of the uses made of the Leased Premises by LESSEE and shall maintain in good condition on the Leased Premises all safety and fire protection devices required by the Board of Fire Underwriters, or other body having similar functions, and of

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every insurance company and policy by which LESSOR or LESSEE is insured. If any use of the Leased Premises by LESSEE results in the cancellation of any insurances carried by LESSOR, or increases the cost thereof, the LESSEE shall on demand reimburse the LESSOR all extra insurance premiums incurred as a result of such use of the Leased Premises by the LESSEE.

     9.  RISK OF LOSS OF PERSONAL EFFECTS.  LESSEE acknowledges and agrees that
         --------------------------------
all of the furnishings, equipment, effects and property of LESSEE and of all persons claiming by, through or under LESSEE which may be on the Leased Premises or elsewhere in any building in the Complex, shall be at the sole risk and hazard of LESSEE and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by LESSOR, except that LESSOR shall in no event be indemnified or held harmless or exonerated from any liability to LESSEE or to any other person, arising from any injury, loss, damage or liability caused by LESSOR's negligence or willful misconduct.

     9A.  INSURANCE - WAIVER OF SUBROGATION.  LESSOR agrees to keep the Building
          ---------------------------------
and LESSEE agrees to keep the Leased Premises, and all equipment, machinery and fixtures therein insured in amounts equal to the actual cash value of the same, against fire and other perils included in a standard extended coverage endorsement, and against breakdown of boilers and other machinery and equipment, and LESSEE agrees to procure and keep in force comprehensive general liability

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insurance indemnifying LESSOR against all claims and damages for any injury to or death of person or damage to property which may be claimed to have occurred upon or to have been caused by activities or conditions within the Leased Premises and indemnifying LESSOR to the extent any such claims and demands are the responsibility or obligation of LESSEE pursuant to this Lease or as a matter of law, in amounts not less than One Million Dollars ($1,000,000) for property damage, Five Hundred Thousand Dollars ($500,000) for injury or death of one person, and One Million Dollars ($1,000,000) for injury or death of more than one person in a single accident.

     All insurance required hereunder shall be written by insurance carriers qualified to do business and in good standing in Massachusetts and approved by LESSOR, which approval shall not be unreasonably withheld. All policies of insurance, shall name LESSOR and LESSEE as the insured parties. Each required policy of insurance shall provide that, notwithstanding any act or omission of LESSEE which might otherwise result in forfeiture of said insurance: (a) it shall not be cancelled nor its coverage reduced without at least ten (10) days prior written notice to each insured named therein, and (b) any proceeds shall be first payable to LESSOR or to the holder of any mortgage encumbering the Leased Premises, as their respective interests may appear.

     As of the commencement of the Term hereof, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies, the original policies to be obtained by LESSEE hereto issued by the respective insurers or certificates thereof including photocopies of the original policies, shall be delivered to LESSOR.

     Any insurance carried by either party with respect to the Leased Premises or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury of loss due to hazards covered by such insurance to the extent of the indemnification received thereunder.

     10.  MAINTENANCE OF LEASED PREMISES.  The LESSEE agrees to maintain the
          ------------------------------
Leased Premises in the same condition as they are at the commencement of the Term or as they may be put in during the Term of this Lease, reasonable wear and tear, damage by fire, other casualty and eminent domain, and matters for which the LESSOR is responsible hereunder only excepted, to provide its own interior janitorial service, to install and maintain its own security system as it considers appropriate and, whenever necessary, to replace plate glass and other glass therein with that of the same quality as that damaged or injured. LESSOR shall maintain and LESSEE shall pay its proportionate share of the maintenance of the HVAC System servicing the Leased Premises, but LESSEE shall be responsible for all repairs and replacements to said system if the same is caused by any act or omission of LESSEE or its agents. The LESSEE shall not permit the Leased Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on or about the Leased Premises, which consent shall not be unreasonably withheld or delayed. LESSEE further covenants and agrees: to take all reasonably necessary actions to insure that smoke, fumes, vapors and odors will not permeate any building containing the Leased Premises and will not be removed only through the exhaust and ventilating system servicing the Leased Premises; to keep all trash garbage and debris stored on the Leased Premises (and not in any other portions of the Lot or the Building) in adequate covered containers, approved by LESSOR and placed in locations or areas approved by LESSOR in writing and to arrange for the regular removal thereof once each day; to provide for the frequent and adequate cleaning of the Leased Premises and all walls, floors, fixtures and equipment therein consistent with its use. LESSOR shall maintain in good condition the structural elements and the roof of the Building, the mechanical equipment and systems in the Building (other than such equipment and systems which are located within or exclusively serve the Leased Premises, and other than LESSEE's maintenance obligations otherwise provided herein), and the common areas of the Building. LESSEE shall pay its proportionate share for these expenses and services as set out in Paragraph 5 above.

     Notwithstanding anything to the contrary in this Lease, in no event shall LESSEE's obligation to repair under this section extend to (i) damage and repairs covered under any insurance policy carried by LESSOR in connection with the Leased Premises or Building; (ii) damage caused by any defects in the design, construction or materials of the Building, including the Leased Premises, and improvements installed therein by LESSOR; (iii) damage caused in whole or in part by the negligence or willful misconduct of LESSOR or LESSOR's agents, employees, invitees or licensees; (iv) repairs covered under any Common Area Operating Expenses; (v) reasonable wear and tear; (vi) conditions covered under any warranties of LESSOR's contractors.

     11.  ALTERATIONS - ADDITIONS.  The LESSEE shall not make structural
          -----------------------
alterations or additions to the Leased Premises, but may make nonstructural alterations and improvements, provided the LESSOR consents thereto in advance in writing in each instance, which consent shall not be unreasonably withheld or delayed provided that LESSOR is furnished with detailed plans and specifications reasonably approved by LESSOR. Notwithstanding the foregoing, LESSEE shall not be required to obtain LESSOR's consent (but will provide LESSOR with prior written notice of, and to the extent required, permits for) any alterations to the Leased Premises by LESSEE that (i) cost less than Ten Thousand Dollars ($10,000), (ii) do not affect the electrical, mechanical, plumbing, sewage, heating, ventilating or air conditioning systems serving the Building, and (iii) are not structural in nature. All such allowed alterations or additions shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Leased Premises for labor and materials furnished to LESSEE or claimed to have been furnished to LESSEE in connection with the work of any character performed or claimed to have been performed at the direction of LESSEE, and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations, additions or improvements made by the LESSEE, except for moveable partitions and furnishings, installed at the LESSEE's cost, shall become the property of the LESSOR at the termination of the Lease as provided herein.

     With respect to all such LESSEE work, LESSEE further agrees as follows: that such work shall commence only after all required municipal and other governmental permits and authorizations have been obtained (the LESSOR agreeing to join in any application therefor at the LESSEE's expense, whenever necessary) and all such work shall be done in a good and workmanlike manner in compliance with building and zoning laws and with all other laws, ordinances, regulations and requirements of all federal, state and municipal agencies, and in accordance with the requirements and policies issued by any insurer of LESSOR or LESSEE; that all such work shall be prosecuted with reasonable dispatch to completion; that at all times when any such work is in progress, LESSEE shall maintain or cause to be maintained adequate workers' compensation insurance for those employed in connection therewith with respect to whom death or injury claims could be asserted against LESSOR, the LESSEE or the Leased Premises and comprehensive general liability or builder's risk insurance (for mutual benefit of LESSEE and LESSOR) in coverages reasonably approved by LESSOR: and that all such work of LESSEE shall be coordinated with any work being performed by LESSOR and other tenants of the Building in which the work is taking place in such manner as to maintain harmonious labor relations and not to interfere with the operation of the Building or the Complex or the construction work of others.

     12.  ASSIGNMENT - SUBLETTING.  The LESSEE shall not assign or sublet the
          -----------------------
whole or any part of the Leased Premises without the LESSOR's prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this Lease (which following assignment shall be joint and several with assignee). Notwithstanding the foregoing, LESSOR's consent shall not be required in the event LESSEE transfers this Lease to an entity which purchases all or substantially all of the assets of LESSEE. In the event LESSEE sub-leases all or a portion of the Leased Premises and the rent to be paid by the Sublessor is greater than the rent paid by LESSEE pursuant to the Lease, LESSEE and LESSOR shall share in such excess rent on a 50/50 basis; provided LESSEE is first reimbursed out of such excess rent for any expenses associated with the sublease of the Leased Premises, including but not limited to brokerage commission, attorneys' fees and alterations.

     12.  QUIET ENJOYMENT, COVENANT OF TITLE.  The LESSEE, on paying the rent
          ----------------------------------
and other charges hereunder, as and when the same shall become due and payable and observing and performing the covenants, conditions and agreements contained in this Lease on the part of the LESSEE to be observed and performed, all as herein provided, shall and may lawfully, peaceably and quietly have, hold and enjoy the Leased Premises during the Term, subject to all of the terms and provisions hereof, without hindrance, ejection or disturbance by the LESSOR by or by any person or persons claiming by, through or under the LESSOR or by anyone claiming paramount title.

     13.  SUBORDINATION.  The Lease and LESSEE's interest hereunder, subject to
          -------------
the provisions of this Paragraph 13, shall be subordinate to the lien of any present or future mortgage or mortgages upon the Leased Premises or any property of which the Leased Premises are a part, irrespective of the time of execution or the time of recording of any such mortgage or mortgages, and to each advance made or to be made thereunder and to all renewals, modifications, consolidations, and extensions thereof, and all substitutions therefor. Any subordination of this Lease pursuant to the provisions of this Paragraph 13 is made and granted upon the condition that, in the event of any entry by the holder of any such mortgage to foreclose, a default under any such mortgage, a foreclosure of any such mortgage of LESSOR'S interest under this Lease or in the Leased Premises through foreclosure or otherwise, the LESSEE shall (provided the LESSEE is not then in default beyond any applicable cure period) peaceably hold and enjoy the Leased Premises as a lessee of such holder, during the Term upon the terms, covenants and conditions as set forth in this Lease without any hindrance or interruption from such holder. In the event of such entry, foreclosure, acquisition or other action by such holder, LESSEE shall recognize the holder of the mortgage with respect to which such action is taken as the LESSOR under this Lease. As used in this Paragraph 13, the word "holder" includes any person claiming through or under any such mortgage, including any purchaser at a foreclosure sale, and the word "LESSEE" shall include LESSEE's successors and assigns. The word "mortgage" as used in this Paragraph shall mean mortgages, deeds of trust, and other similar instruments held by any institutional lender and all modifications, extensions, renewals and replacements thereof. This Paragraph 13 is self-operative, and no further instrument of subordination shall be required.

     Notwithstanding the self-operative effect of this Paragraph 13, the LESSEE agrees to execute such further documents in recordable form as the LESSOR or any lender may reasonably require, consistent with the terms of this Paragraph 13 and 21. Should the LESSEE fail to execute and deliver to the LESSOR any such reasonable document within twenty (20) days of a written notice requesting the LESSEE to execute and deliver such document, LESSEE shall pay to LESSOR (as liquidated damages and not as a penalty) the sum of Five Hundred Dollars ($500) per day for each day after such twentieth (20th) day during which such failure to deliver such instrument continues.

     14.  LESSOR'S ACCESS.  The LESSOR or agents of the LESSOR may, at
          ---------------
reasonable times and upon twenty-four (24) hours reasonable prior written notice to the LESSEE, (and in a manner so as not to unreasonably interfere with LESSEE's business operation), enter to view the Leased Premises, or any part thereof and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations which LESSOR may deem necessary or desirable and, at LESSEE's expense, to remove any alterations, additions, signs, or other improvements made by LESSEE and not consented to by LESSOR; to show the Leased Premises to others, upon twenty-four (24) hours reasonable prior written notice, in a manner so as not to unreasonably interfere with the normal conduct of the LESSEE's business, at any time within the four (4) month period prior to the expiration of the Term; to affix to any suitable part of the Leased Premises a notice for letting or selling the Leased Premises are a part and keep the same so affixed without hindrance or molestation.

     15.  INDEMNIFICATION AND LIABILITY.  The LESSEE shall defend, save harmless
          -----------------------------
and indemnify LESSOR from any claims of liability for injury, loss, accident or damage to any person or property while on the Leased Premises, if not due to the negligence or willful misconduct of LESSOR, or LESSOR's employees or agents, and to any persons or property while in the Building or Complex occasioned by any omission, fault, negligence or other willful misconduct of LESSEE and persons for whose conduct LESSEE is legally responsible.

     LESSOR shall defend, hold harmless and indemnify LESSEE from any claims of liability for injury, loss, accident or damage to any person or property while in the Building, Complex or Common Areas, unless due to the omission, fault, negligence or willful misconduct of LESSEE or LESSEE's employees or agents.

     16.  HOLDING OVER.  LESSEE agrees to pay to LESSOR one and one-half times
          ------------
the total of the Base Rent set forth in Paragraph 4 in effect for the period immediately prior to LESSEE's holding over and one and one-half times the additional rent provided for under this Lease then applicable for each month or portion thereof LESSEE shall retain possession of the Leased Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by LESSOR on account thereof; the provisions of this Paragraph shall not operate as a waiver by LESSOR of any right of re-entry provided in this Lease.

     16A.  FURTHER LESSEE COVENANTS.  LESSEE further covenants and agrees during
           ------------------------
the Term and such further time as LESSEE holds any part of the Leased Premises:

     (a) to pay when due all rent and other sums herein specified, without offset, deduction set off or counterclaim except as otherwise specifically provided in this Lease;

     (b) not to obstruct in any manner any portion of any building not hereby leased or the sidewalks or approaches to such building or any inside windows or doors;

     (c) that neither the original LESSOR nor any successor LESSOR who or which is trustee or a partnership, nor any beneficiary of the original LESSOR or any successor LESSOR nor any partner, general or limited, of such partnership shall be personally liable under any term, condition, covenant, obligation or agreement expressed herein or implied hereunder or for any claim or damage or cause at law or in equity arising out of the occupancy of the Leased Premises or the use or maintenance of the Building and LESSEE specifically agrees to look solely to the LESSOR's interest in the Complex for the recovery of any judgment against LESSOR; and

     (d) if any payment of rent or other sums due hereunder is not paid within ten days of when due, LESSEE shall pay to LESSOR a late charge equal to five (5%)
percent of the unpaid amount per month, or part thereof, that such amount remains unpaid.

     17.   FIRE, CASUALTY.
           --------------

     17.1  DEFINITION OF "SUBSTANTIAL DAMAGE" AND "PARTIAL DAMAGE".  The term
           -------------------------------------------------------
"substantial damage", as used herein, shall refer to damage which is of such a character that the same cannot, in ordinary course, be expected to be repaired within ninety (90) calendar days from the time that such repair work would commence. Any damage which is not "substantial damage" is "partial damage." In the event of substantial damage to the Building, the LESSOR shall notify the LESSEE as soon as is practicable and in no event later than thirty (30) days after such damage of LESSOR's estimated time for repair of such damage.

     17.2  PARTIAL DAMAGE TO THE BUILDING.  If during the Lease Term there shall
           ------------------------------
be partial damage to the Building by fire or other casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, the LESSOR shall, to the extent insurance proceeds are available to LESSOR, promptly proceed to restore the Building to substantially the condition in which it was immediately prior to the occurrence of such damage. Notwithstanding the foregoing, if there shall be partial damage to the Building, and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease occurring during the last twelve (12) months of the Lease Term of such a character that the same cannot, in ordinary course, be expected to be repaired within thirty (30) days from the time such repair work would begin, the LESSOR or LESSEE may, withing ten (10) days of the date of such damage, elect to terminate this Lease. If such election is not made, the LESSOR shall promptly proceed with such restoration.

     17.3  SUBSTANTIAL DAMAGE TO THE BUILDING.  If during the Lease Term there
           ----------------------------------
shall be substantial damage to the Building by fire or other casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, the LESSOR shall, to the extent insurance proceeds are available to LESSOR, promptly restore the Building to an architectural unit that is not less suitable than that which existed prior to such fire or casualty, unless the LESSOR or the LESSEE, within forty-five (45) days after the occurrence of such damage, shall give notice to the other of its election to terminate this Lease. If at any time during such forty-five (45) day period the LESSOR notifies the LESSEE of its intention to restore the Building, the LESSEE must then give notice to the LESSOR, within ten (10) days of its receipt of the LESSOR's notice of intention to restore the Building, as to whether the LESSEE will elect to terminate the Lease. Should the LESSEE fail to elect to terminate the Lease within such ten (10) day period, the LESSEE's right to terminate under this Paragraph 17.3 shall expire. If the LESSOR proceeds with the restoration of the Building and if such damage shall not have been repaired to the extent necessary for the LESSEE to resume its normal business operations at the Leased Premises by the end of the 180th day following the date of such fire or casualty, or if the LESSOR shall fail diligently to cause such repair and restoration work to be performed, then the LESSEE may, at any time thereafter while the damage remains unrepaired, terminate this Lease upon notice to the LESSOR. If the LESSOR or the LESSEE shall give such notice of termination, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

     17.4  ABATEMENT OF RENT.  If during the Lease Term the Building shall be
           -----------------
damaged by fire or casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, a just proportionate amount of the rent, additional rent and other charges payable by the LESSEE hereunder shall abate proportionately for the period in which, by reason of such damage, there is such interference with the LESSEE's use of the Leased Premises.

     17A.  EMINENT DOMAIN.  If the Building is totally taken by condemnation or
           --------------
right of eminent domain, this Lease shall terminate as of the date of such taking. If the Building, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) physically unsuitable in the LESSEE's reasonable judgment for the LESSEE's purposes, shall be taken by condemnation or right of eminent domain (including a temporary taking in excess of 180 days), the LESSEE or the LESSOR shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than ten (10) days after the LESSEE has been deprived of possession.

     Should any part of the Building be so taken or condemned or receive such damage and should this Lease not be terminated in accordance with the foregoing provisions, the LESSOR shall, to the extent condemnation proceeds are available to LESSOR, promptly restore the Leased Premises to an architectural unit that is suitable to the uses to the LESSEE permitted hereunder.

     In the event of a taking described in this Paragraph 17A, the rent, additional rent, and other charges payable hereunder, or a fair and just proportion thereof according to the nature and extent of the loss of use, shall be suspended or abated.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Leased Premises for any taking by eminent domain, except for damage to the LESSEE's trade fixtures, personal property or equipment, if any, the LESSEE's right to relocation expenses, if any, and the LESSEE's right for business interruption, if any.

     18.  DEFAULT AND BANKRUPTCY.  In the event that:
          ----------------------
     (a) The LESSEE, or any guarantor of LESSEE's obligations hereunder, shall default in the payment of any installment of rent or other sum herein specified; or

     (b) The LESSEE shall default in the observance or performance of the LESSEE's covenants, agreements, or obligations hereunder (except as provided in Paragraph 18(a) above) and the LESSEE shall not cure such default within thirty
(30) days after written notice thereof or if such default cannot be cured within thirty (30) days, then if LESSEE shall not commence to cure the same within thirty (30) days and diligently pursue the curing of the same; or

     (c) LESSEE or any guarantor of LESSEE's obligations under this Lease makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law; or if such a petition is filed against LESSEE or any guarantor of LESSEE's obligations under this Lease and is not dismissed within ninety (90) days; or if a receiver or similar officer becomes entitled to LESSEE's leasehold hereunder and it is not returned to LESSEE within ninety (90) days, or if such leasehold is taken on execution or other process of law in any action against LESSEE;

     then in any such case the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Leased Premises, to declare the Term of this Lease ended, and remove the LESSEE's effects at LESSEE's sole cost and expense, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss and reasonable payment of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the Term. In the event of default, LESSOR shall use its reasonable efforts to re-let the Leased Premises so as to mitigate any damages to the LESSEE hereunder. If LESSOR re-lets the Leased Premises, LESSEE may off-set its payable rent by the amount of rent received by LESSOR.

     If the LESSEE shall default, after written notice thereof as provided herein, in the observance or performance of any conditions or covenants on its part to be observed or performed under or by virtue of any of the provisions of this Lease and after the expiration of any period within which the LESSEE is entitled to cure such default as is provided above in this Paragraph 18, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorneys' fees (except for unsuccessful suits against the LESSEE) in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve (12%) percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

     Nothing contained in this Lease shall limit or prejudice the right of LESSOR to claim and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which the damages are to be claimed or proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     19.  RULES AND REGULATIONS.  The LESSOR shall have the right to institute
          ---------------------
and to change from time to time, rules and regulations for the use of the Building and the Lot by commercial office lessees, and by commercial retail lessees, which shall be reasonable in all instances and shall be uniformly applicable to all commercial lessees in the Building and the LESSEE agrees to abide thereby.

     19A. PARAGRAPH HEADINGS.  The paragraph headings throughout this
          ------------------
instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

     20.  BROKER.  The LESSOR and LESSEE each represent and warrant to the other
          ------
that each has had no dealings with any Brokers concerning this Lease, except Spaulding and Slye (Robert Burr) and ROBERT A. JONES AND COMPANY and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty. LESSOR shall pay a commission to Spaulding & Slye.

     21.  ESTOPPEL CERTIFICATE.  LESSOR and LESSEE each agree at any time from
          --------------------
time to time, upon not less than ten (10) days' prior notice to execute, acknowledge and deliver to the other, a statement in writing, certifying to the extent possible that this Lease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified and stating such modifications and otherwise certifying if there exists any default under the terms of this Lease and such other information as may be reasonably requested concerning this Lease by the other party or any other third party with a bona fide interest. Should either party fail to deliver to the other party any such statement within twenty (20) days of receipt of a written notice requesting any such statement, the party failing to deliver any such statement shall pay to the requesting party, the sum of Five Hundred Dollars ($500) per day (as liquidated damages and not as a penalty), for each day after such twentieth (20th) day during which such failure continues.

     22.  NOTICE.  Any notice from the LESSOR to the LESSEE relating to the
          ------

Leased Premises or to the occupancy thereof shall be deemed duly served, if in writing and mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE,

     GIGA Information Group, Inc.
     One Kendall Square - Building 1400
     Cambridge, MA  02139

Any notice from the LESSEE to the LESSOR relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if in writing and mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing, the following now being designated:

     CAMBRIDGE 1400 LIMITED PARTNERSHIP
     c/o THE ATHENAEUM GROUP
     215 First Street
     Cambridge, MA  02142-1268

     23.  SURRENDER.  The LESSEE shall at the expiration or other termination of
          ---------
this Lease yield up and peaceably surrender all portions of the Leased Premises to LESSOR and shall remove all LESSEE's goods and effects therefrom (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the Leased Premises). LESSEE shall deliver to the LESSOR the Leased Premises and all keys, locks thereto, and all fixtures, alterations and additions made to or upon the Leased Premises, except for moveable partitions and furnishings installed at the LESSEE's expense, in the same condition as they were at the commencement of the term, or as they were put in during the Term hereof, reasonable wear and tear and damage by fire, other casualty or eminenet domain and matters for which the LESSOR is responsible hereunder only excepted. All moveable partitions and furnishings, installed in the Leased Premises at the LESSEE's expense prior to or during the Term of the Lease may be removed by the LESSEE at the expiration or other termination of the Lease. The LESSEE shall, at its expense, promptly repair any and all damage to the Leased Premises resulting from such removal. In the event of the LESSEE's failure to remove any of the LESSEE's property from the Leased Premises, LESSOR is hereby authorized, upon fifteen (15) days' written notice to the LESSEE without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's sole cost and expense.

     24.  OPTION TO EXTEND.  If the LESSEE is not then in default, LESSOR does
          ----------------
hereby grant to LESSEE the option to extend this Lease for one (1) additional five (5) year term, commencing on the expiration of the initial Term upon the same terms and conditions as herein contained except the annual base rent set forth in Paragraph 4 hereof shall be at the fair market rate. The option shall be exercised by written notice from LESSEE and received by LESSOR at least four
(4) months prior to the expiration of the initial term.

     In the event LESSEE gives timely extension notice in accordance with the provisions of this Paragraph 24 and the parties are unable to agree as to the fair market rent within thirty (30) days after the receipt of LESSEE's extension notice, then LESSOR and LESSEE may initiate the appraisal process provided for herein by giving notice to that effect to the other, and the party so initiating the appraisal process (the "Initiating Party") shall specify in such notice the name and address of the person designated to act as an appraiser on its behalf. Within thirty (30) days after the designation of the appraiser, the other party (the "Other Party") shall give notice to the Initiating Party specifying the name and address of the person designated to act as an appraiser on its behalf. The two appraisers as chosen shall meet within ten (10) days after the second appraiser is appointed and if, within ten (10) days after the second appraiser is appointed, the two appraisers shall not agree on a fair market rent, then on the second Business Day following the close of such ten (10) day period, the two appraisers shall, within thirty (30) days after the second appraiser is appointed, together appoint a third appraiser. In the event of their being unable to agree upon such appointment within forty (40) days after the appointment of the second appraiser, the third appraiser shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the Boston Office of the American Arbitration Association (or successor organization) in accordance with its rules then prevailing. Within five (5) days after the appointment of the third appraiser, the first appraiser and second appraiser shall submit to such third appraiser their respective determinations of the fair market rent as described in the immediately preceding clause. Such third appraiser shall, within fifteen (15) days after the end of such five (5) day period, choose the fair market rent specified by either the first appraiser or the second appraiser in such submissions and the fair market rent selected by the third appraiser from the fair market rents submitted by the first appraiser and the second appraiser shall conclusively be deemed to be the fair market rent.

     Each party shall pay the fees and expenses of the appraiser selected by it. The fees and expenses of the third appraiser and all other expenses (not including the attorney's fees, witness fees and similar expenses of the parties which shall be borne equally by the parties thereto) shall be borne equally 50/50 by the parties.

     Under no circumstances may the appraisers modify or disregard any provision of this Lease and the jurisdiction of the appraisers is restricted accordingly. The appraisers shall include the fair market rent such cost escalators as are then customary and appropriate. Fair Market Rental Value is intended to be calculated in a fair and comprehensive manner so that Landlord shall achieve, and Tenant shall pay based upon, an amount which is no less than the same net rental which Landlord would actually receive upon a re-letting of the applicable space in an arms'-length transaction to an unrelated third party tenant where neither party is under any compulsion or undue influence. Fair Market Value shall not include alterations or improvements made to the Leased Premises at LESSEE's expense during the initial Lease Term.

     In the event LESSOR or LESSEE initiates the appraisal process pursuant to this Paragraph and as of the commencement of the Extension Term the amount of the fair market rent has not been determined, LESSEE shall pay the amount specified by the LESSOR's appraiser, and when such determination has been made, it shall be retroactive as of the commencement date of the Extension Term and any excess shall be credited by LESSOR to LESSEE as against the next monthly Base Rent payment or payments.

     25.  SECURITY DEPOSIT.  Not required.
          ----------------

     26.  SIGNAGE ALLOWANCE.   LESSOR shall provide LESSEE with a Two Thousand
          -----------------
Dollar ($2,000) signage allowance to be used at Leased Premises. All signage shall be subject to LESSOR's reasonable approval.

     27.  MISCELLANEOUS.
          -------------

     (a) Upon LESSOR's request, LESSEE shall submit annual financial statements to the LESSOR containing statements of cash flow. If the LESSEE is a publicly traded corporation it shall supply LESSOR, on a quarterly basis, with its 10Q filings.

     (b) The LESSOR reserves the right to assign or transfer any and all of its right, title and interest under the Lease, including but not limited to the benefit of all covenants of the LESSEE hereunder. Notwithstanding anything contained in this Lease to the contrary, it is specifically understood and agreed that the obligations imposed upon the LESSOR hereunder shall be binding upon the LESSOR and LESSOR's successors' ownership of LESSOR's interest hereunder the LESSOR and its said successors in interest shall not be liable for acts and occurrences arising from and after the transfer of their interest as LESSOR hereunder, provided such successor fully assumes the obligations of the LESSOR hereunder from and after the date of such assignment or transfer.

     (c) This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

     (d) This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior oral and written negotiations and dealings between them with respect to such subject matter. The agreement of the parties contained in this Lease shall not be modified or amended unless such modification or amendment is in writing and signed by the parties.

     (e) The LESSEE acknowledges that LESSEE has not been influenced to enter into this Lease nor has it relied upon any warranties or representations not set forth or incorporated in this Lease or previously made in writing.

     The undersigned General Partner of CAMBRIDGE 1400 LIMITED PARTNERSHIP does hereby certify that it is authorized by all of the beneficiaries of said Partnership to execute and acknowledge the within Lease on behalf of the Partnership.

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 31st day of October, 1995.



CAMBRIDGE 1400 LIMITED PARTNERSHIP
By Its General Partner
CAMBRIDGE 1400 INC.



/s/ Allen R. Jones                /s/
- ------------------------------    ------------------------------
By: Allan R. Jones, President     Witness

GIGA  INFORMATION GROUP, INC.



/s/ David Thor                    /s/ Kathleen M. Doyle
- ------------------------------    ------------------------------
By: David Thor, President         Witness
    Duly Authorized


/s/ Michael J. Kolesar            /s/ Kathleen M. Doyle
- ------------------------------    ------------------------------
By: Vice President, Finance       Witness
    Duly Authorized